                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

                                   TERM SHEET
                                 $[279,496,000]
               (APPROXIMATE OFFERED, SUBJECT TO +/- 10% VARIANCE)
                                  SARM 2004-9XS
                   AURORA LOAN SERVICES INC., MASTER SERVICER
                              WELLS FARGO, TRUSTEE
                               SENIOR CERTIFICATES
             1M LIBOR AVAILABLE FUNDS FLOATERS - ACT/360 - NO DELAY

----------------------------------------------------------------------------------------------------------------
                                                          PAYMENT
                                               WAL       WINDOW TO        INITIAL       LEGAL        EXPECTED
                APPROXIMATE     INITIAL        10%      10% CALL (2)      CREDIT        FINAL        RATINGS(4)
    CLASS         SIZE ($)     COUPON (1)    CALL (2)     (MONTHS)      SUPPORT (3)   MATURITY      S&P/MOODY'S
----------------------------------------------------------------------------------------------------------------
     A(6)      $[279,496,000]  1mL + [ ]%      2.97          1-96         [6.95]%    July 2034        AAA/Aaa
----------------------------------------------------------------------------------------------------------------
  M1(5) (6)     $[16,371,000]  1mL + [ ]%      5.23         37-96         [1.50]%    July 2034          [AA]
  M2(5) (6)      $[3,453,000]  1mL + [ ]%      5.22         37-96         [0.35]%    July 2034          [A]
  M3(5) (6)      $[1,051,000]  1mL + [ ]%      5.22         37-96         [0.00]%    July 2034         [BBB]
----------------------------------------------------------------------------------------------------------------

(1) Each Class of Certificates will accrue interest at rate of 1 Month LIBOR plus a specified spread subject to the applicable Net Funds Cap, as described on page 14. The spread on the Class A Certificates will increase to 2 times the stated spread for such class on each Distribution Date occurring after the date on which the 10% Optional Redemption Call may be exercised. The spread on the Class M Certificates will increase by 50 basis points over the stated spread for such class on each Distribution Date occurring after the date on which the 10% Optional Redemption Call may be exercised. Month LIBOR for the first accrual period will be determined two business days prior to the Closing Date.

(2) The weighted average lives and payment window to 10% Call assume: (i) prepayments occur at 25% CPR and (ii) bonds pay on the 25th of each month beginning in July 2004.

(3) Initial Credit Support equals the percentage of bonds (as a product of the mortgage loan balance) subordinate to such Class. There will no be no overcollateralization.

(4) Rating levels are subject to final approval. The ratings do not address any amounts received from the interest rate cap agreements.

(5)  The Class M1, Class M2 and Class M3 Certificates are not offered hereby.

(6) The Class A, Class M1, Class M2 and Class M3 Certificates will each benefit from a separate 57 month interest rate cap agreement, each of which is intended to uncap the related Class to approximately 9.00%.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


PRELIMINARY TERM SHEET                              DATE PREPARED: JUNE 21, 2004

                     CONTACTS

TRADING:
--------
RICHARD MCKINNEY              (212) 526-8320
RICK NICKLAS                  (212) 526-8320
KHALIL KANAAN                 (212) 526-8320
BRIAN HARGRAVE                (212) 526-8320
DAVID RASHTY                  (212) 526-8320


RESIDENTIAL MORTGAGE FINANCE:
-----------------------------
STAN LABANOWSKI               (212) 526-6211
MIKE HITZMANN                 (212) 526-5806
DARIUS HOUSEAL                (212) 526-9466



--------------------------------------------------------------------------------
             ALL COLLATERAL STATISTICS DESCRIBED HEREIN ARE BASED ON
      THE COLLATERAL BALANCES AS OF JUNE 1, 2004, WHICH IS THE STATISTICAL CALCULATION DATE. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY
 THE DESCRIPTION OF THE MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT.
  THE PROSPECTUS SUPPLEMENT SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL
                              TERM SHEETS, IF ANY.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

DEAL OVERVIEW:
--------------

o The issuer will be Structured Adjustable Rate Mortgage Loan Trust and the deal will be found on Bloomberg under the symbol "SARM".

o The collateral pool balance will be comprised of 5-year Hybrid ARMs that adjust either semi-annually or annually following their respective fixed-rate interest period. As of the statistical calculation date, the index for the mortgage loans are based on either 6-month LIBOR (80.02%), 1-year LIBOR (12.11%) or 1-year CMT (7.87%).

o Payments of principal and interest on the Class M Certificates will be subordinated to the Class A Certificates.

o The Class M1, Class M2 and Class M3 Certificates (the "Subordinate Certificates") will be subordinate in right of distributions of interest and principal to the Class A Certificates (the "Senior or Offered Certificates"), and to each Class of Subordinate Certificates having a higher priority of distribution, to the extent described herein.

o The Senior and Subordinate Certificates (the "LIBOR Certificates") will accrue interest with respect to each distribution date at a per annum rate equal to LIBOR plus their respective spreads, subject to the Net Funds Cap as described on page 14. To the extent that (a) the amount of interest payable to a Class exceeds (b) the Net Funds Cap (such excess, a "Basis Risk Shortfall"), that Class will be entitled to the amount of such Basis Risk Shortfall or Unpaid Basis Risk Shortfall, plus interest thereon at the applicable Interest Rate, before the Class X and Class R Certificates are entitled to any distributions.

o The LIBOR Certificates will each have the benefit of an interest rate cap agreement through the distribution date in March 2009 (month 57) that is intended to mitigate the interest rate risk that could result from the difference between the interest rates on such certificates and the Net Funds Cap. The intended purpose of each of the interest rate cap agreements is to uncap each Class of LIBOR Certificates to approximately 9.00%.

o Losses that are not covered by mortgage insurance are allocated in the following order: excess interest, the Class M3, Class M2 and Class M1 Certificates in inverse order of rank.

o The allocation of losses to a class will result in a writedown of its principal amount and is referred to as an "Applied Loss Amount". The balance of the Class A Certificates will not be reduced by allocation of Applied Loss Amounts.

o 10% Optional Redemption: The transaction may be called by the Master Servicer ("ALS") on any Distribution Date following the month in which the outstanding mortgage loan balance is less than 10% of the Cut-Off Date principal balance ("the Optional Redemption Date"). If the 10% Optional Redemption is not exercised on the first Distribution Date on which it is able to be exercised, beginning with the next succeeding Distribution Date, the stated spread on the Senior Certificates will increase to 2 times their initial spreads, and the stated spread on the Subordinate Certificates will increase by 50 basis points.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

TERMS OF THE OFFERING:
----------------------

Cut-off Date:           June 1, 2004

Settlement Date:        June 30, 2004

Distribution Date:      25th of each month, commencing in July 2004

Issuer:                 Structured Adjustable Rate Mortgage Loan Trust ("SARM")

Trustee:                Wells Fargo

Trustee Fee:            0.0125% per annum (the "Trustee Fee Rate")

Master Servicer:        Aurora Loan Services, Inc. ("ALS")

Master Servicer Fee:    The Master Servicer will be paid a monthly fee (the
                        "Master Servicing Fee") equal to the investment earnings derived from principal and interest collections received on the Mortgage Loans on deposit in the Collection Account, established by the Master
                        Servicer, and invested in certain eligible investments prior to their remittance to the Trustee on the Deposit
                        Date.

Servicing Fee:          --------------------------------------------------------
                                                SERVICING FEE
                        --------------------------------------------------------
                           SERVICERS            SERVICING FEE        % OF LOANS
                           ---------            -------------        ----------
                        ALS                         0.250%              99.90%
                        Colonial Savings            0.375%               0.10%
                        --------------------------------------------------------
                        Weighted Average           0.2501%


Rating Agencies:        --------------------------------------------------------
                          CLASS               S&P                      MOODY'S
                          -----               ---                      -------
                        --------------------------------------------------------
                            A                 AAA                        Aaa
                        --------------------------------------------------------


Day Count:              Actual/360

Accrual Period:         The "Accrual Period" applicable to each class of
                        Certificates with respect to each Distribution Date will be the period beginning on the immediately preceding
                        Distribution Date (or in the case of the first
                        Distribution Date, the Closing Date) and ending on the day immediately preceding the related Distribution Date.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

TERMS OF THE OFFERING (CONT.):
------------------------------

LIBOR Index:            LIBOR will be determined on the second business
                        immediately prior to the commencement of each Accrual
                        Period. LIBOR will be equal to the rate for 1 month
                        United States dollar deposits that appears on the Telerate Screen Page 3750 as of 11:00 AM, London time, on such LIBOR determination date.

Settlement:             The bonds will settle without accrued interest.

Delay Days:             Zero Delay

Collection Period:      The "Collection Period" with respect to any Distribution
                        Date is the one month period beginning on the second day of the calendar month immediately preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs (i.e.: 2nd day of prior month through 1st day of month of such distribution).

Registration:           All Offered Certificates are book-entry form
                        through DTC.

Minimum Denomination:   Minimum $25,000; increments $1 in excess thereof for the
                        Offered Certificates.

Tax Status:             REMIC for Federal income tax purposes.

Pricing Prepayment
Assumption:             25% CPR per annum.

SMMEA Eligibility:      The Offered Certificates will be SMMEA eligible.

ERISA Eligibility:      The Offered Certificates are expected to be ERISA
                        eligible.

Interest Rates:         CLASS A will bear interest at a rate equal to the lesser
                        of (x) with respect to any Distribution Date which occurs on or prior to the Optional Redemption Date, 1 Month LIBOR plus [ ]%, per annum, and for any Distribution Date thereafter, 1 Month LIBOR plus [ ]%, per annum, and (y) the Net Funds Cap.

                        CLASS M1 will bear interest at a rate equal to the lesser of (x) with respect to any Distribution Date which occurs on or prior to the Optional Redemption Date, 1 Month LIBOR plus [ ]%, per annum, and for any Distribution Date thereafter, 1 Month LIBOR plus [ ]%, per annum, and (y) the Net Funds Cap.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

TERMS OF THE OFFERING (CONT.):
------------------------------

Interest Rates (cont.): CLASS M2 will bear interest at a rate equal to the lesser of (x) with respect to any Distribution Date which occurs on or prior to the Optional Redemption Date, 1 Month LIBOR plus [ ]%, per annum, and for any Distribution Date thereafter, 1 Month LIBOR plus [ ]%, per annum, and (y) the Net Funds Cap.

                        CLASS M3 will bear interest at a rate equal to the lesser of (x) with respect to any Distribution Date which occurs on or prior to the Optional Redemption Date, 1 Month LIBOR plus [ ]%, per annum, and for any Distribution Date thereafter, 1 Month LIBOR plus [ ]%, per annum, and (y) the Net Funds Cap.

Interest Rate Cap:      The LIBOR Certificates will each have the benefit of a
                        separate interest rate cap agreement (the "Cap
                        Agreements") that is Class specific through the Distribution Date in March 2009 (month 57), which is intended to mitigate the basis risk that could result from the difference between the interest rates on the LIBOR Certificates and the weighted average net coupon of the Mortgage Loans during their fixed interest rate period.

Cap Notional Balances:  On each Distribution Date, payments under each respective Cap Agreement will be made based upon a specific notional balance (the "Cap Notional Balance") equal to an amount initially equal to the approximate Class Principal Balance for such Class as listed on the cover of the this term sheet, which will decline each month on the basis of assumed prepayments of principal at a rate of 10% CPR and the assumption that no defaults or losses occur.

                        Amounts received in respect of each respective Cap Agreement, if any, will be available to fund any resulting shortfalls for such Class. However, because amounts payable under each Cap Agreement is limited by the maximum rate of payment under each respective Cap Agreement, and because the interest rate cap agreements expire after the Distribution Date in March 2009, these amounts may be insufficient to pay shortfalls caused by application of the Net Funds Cap.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

CREDIT STRUCTURE:
-----------------

o Senior/subordinate, excess interest structure. Initial Credit Support for each class equals the percentage of bonds (as a product of the mortgage loan balance) subordinate to such Class. There will be no overcollateralization.

                      SUBORDINATION OF CLASS M CERTIFICATES
                      -------------------------------------

                            ------------------------
         Priority                   Class A               Order of
         of                 Credit Support ([6.95]%)      Loss
         Payments                                         Allocation
                            ------------------------
                   ||               Class M1               /\
                   ||       Credit Support ([1.50]%)      /  \
                   ||                                     -||-
                   ||       ------------------------       ||
                   ||               Class M2               ||
                   ||       Credit Support ([0.35]%)       ||
                   ||                                      ||
                  _||_      ------------------------       ||
                  \  /              Class M3               ||
                   \/       Credit Support ([0.00]%)       ||

                            ------------------------


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

CREDIT ENHANCEMENT:
-------------------

SUBORDINATION:
--------------

o The Senior Certificates will have limited protection by means of the subordination of the Subordinate Certificates.

o Payments of principal and interest on the Class M Certificates will be subordinated to the Class A Certificates.

o The Class M1, Class M2 and Class M3 Certificates will be subordinate in right of distributions of interest and principal to the Class A Certificates and to each Class of Subordinate Certificates having a higher priority of distribution, to the extent described herein.

o If on any Distribution Date, after giving effect to all realized losses and distributions of principal on such Distribution Date, the Certificate Principal Amount exceeds the Pool Balance, the Subordinate Certificates will be reduced by the Applied Loss Amount in inverse order of priority of distribution until Class M3, Class M2 and Class M1 Certificates have been reduced to zero.

STEPDOWN DATE:
--------------

o The "Stepdown Date" is the later of (i) the Distribution Date upon which the initial Senior Enhancement Percentage (as defined herein) doubles to meet the Targeted Senior Enhancement Percentage, or (ii) the 37th distribution date (July 2007).

o The "Senior Enhancement Percentage" with respect to any Distribution Date will be the fraction, expressed as a percentage, the numerator of which is the sum of the aggregate Class Principal Amount of the Class M1, Class M2 and Class M3 Certificates and the denominator of which is the Pool Balance for such Distribution Date, in each case after giving effect to distributions on such Distribution Date.

o    The "Targeted Senior Enhancement Percentage" is approximately [13.90]%.


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

TRIGGER EVENT:
--------------

o A "Trigger Event" will be in effect with respect to any Distribution Date if either a Delinquency Event or a Cumulative Loss Trigger Event is in effect for such Distribution Date.

o The "Delinquency Event" will be in effect with respect to any Distribution Date if the Rolling Three Month Delinquency Rate as of the last day of the immediately preceding month equals or exceeds [70%] of the Senior Enhancement Percentage for such Distribution Date.

o The "Rolling Three Month Delinquency Rate" with respect to any Distribution Date will be the average of the Delinquency Rates for each of the three (or one and two, in the case of the first and second Distribution Dates) immediately preceding months.

o The "Delinquency Rate" for any month will be, generally, the fraction, expressed as a percentage, the numerator of which is the aggregate outstanding principal balance of all Mortgage Loans 60 or more days delinquent (including all foreclosures, bankruptcies and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the Pool Balance as of the close of business on the last day of such month.

o A "Cumulative Loss Trigger Event" will have occurred with respect to any Distribution Date if the fraction, expressed as a percentage, obtained by dividing (x) the aggregate amount of cumulative Realized Losses incurred on the Mortgage Loans from the Cut-off Date through the last day of the related Collection Period by (y) the Cut-off Date Principal Balance, exceeds the applicable percentages described below with respect to such Distribution Date:

     ---------------------------------------------------------------------------------------------------
     MONTH         DISTRIBUTION DATE                             LOSS PERCENTAGE
     ---------------------------------------------------------------------------------------------------
                                               [1.00%] for the first month, plus an additional 1/12th of
     37-48      July 2007 to June 2008         [0.25%] for each month thereafter
     ---------------------------------------------------------------------------------------------------
                                               [1.25%] for the first month, plus an additional 1/12th of
     49-60      July 2008 to June 2009         [0.15%] for each month thereafter
     ---------------------------------------------------------------------------------------------------
                                               [1.40%] for the first month, plus an additional 1/12th of
     61-72      July 2009 to June 2010         [0.10%] for each month thereafter
     ---------------------------------------------------------------------------------------------------
      73+       July 2010 and thereafter       [1.50%]
     ---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

PRINCIPAL DISTRIBUTION PRIORITY FOR THE LIBOR CERTIFICATES:
-----------------------------------------------------------

              -------------------
                       A
                    AAA/Aaa




              -------------------

                       M1
                      [AA]         The Class M1, Class M2 and
                                   Class M3 Certificates are
              -------------------  subject to a lock-out period
                                   of 36-months with respect to
                       M2          principal payments.
                      [A]

              -------------------

                       M3
                     [BBB]

              -------------------

PRINCIPAL REMITTANCE AMOUNT:
----------------------------

o The "Principal Remittance Amount" for any Distribution Date will be equal to (a) the sum of (1) all principal collected (other than payaheads) or advanced in respect of Scheduled Payments on the Mortgage Loans during the related Collection Period by the related Servicer or the Master Servicer (less unreimbursed Advances due to the Master Servicer, either Servicer or the Trustee with respect to such Mortgage Loans, to the extent allocable to principal, and any unreimbursed servicing advances), (2) all prepayments in full, or in part, received on the Mortgage Loans during the related Prepayment Period, (3) the outstanding principal balance of each Mortgage Loan that was repurchased by the Seller or the related Transferor during the related Prepayment Period, (4) the principal portion of any Substitution Amount paid with respect to any replaced Mortgage Loan during the related Prepayment Period allocable to principal, and (5) all Net Liquidation Proceeds, Insurance Proceeds and any other recoveries collected with respect to the Mortgage Loans during the related Prepayment Period, to the extent allocable to principal, minus (b) the Percentage of any other costs, expenses or liabilities reimbursable to the Master Servicer, a Servicer, the custodians or the Trustee from the Interest Remittance Amount described in clause (b) of the definition thereof and not reimbursed there from or otherwise.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

PRINCIPAL PAYMENT PRIORITIES:
-----------------------------

o The Principal Remittance Amount will be distributed on each Distribution Date as follows:

     I. Prior to the Stepdown Date, or whenever a Trigger Event is in effect, to the Class A, Class M1, Class M2 and Class M3 Certificates, sequentially and in that order, until reduced to zero.

     II. On or after the Stepdown Date and as long as a Trigger Event is not in effect:
           1) All principal will be paid to the Senior Certificates, provided, however, that principal will only be allocated to the Senior Certificates in the amount required to achieve the aggregate Targeted Senior Enhancement Percentage;

           2) All remaining principal will be allocated to the Class M1, Class M2 and Class M3 Certificates, sequentially and in that order, until the Credit Enhancement behind each class is equal to two times the Initial Enhancement Percentage.

INTEREST REMITTANCE AMOUNT:
---------------------------

o The "Interest Remittance Amount" with respect to any Distribution Date will equal (a) the sum of (1) all interest collected (other than payaheads) or advanced in respect of scheduled payments on the Mortgage Loans during the related collection period by the Servicers, the Master Servicer or the Trustee, minus (x) the Servicing Fee and Trustee Fee with respect to such Mortgage Loans, (y) previously unreimbursed advances and other amounts due to the Master Servicer, the Servicers or the Trustee with respect to the Mortgage Loans, to the extent allocable to interest, and previously unreimbursed servicing advances and (z) the PMI Insurance premiums, if applicable, related to such Mortgage Loans (and certain state taxes imposed on such premiums) as described herein, (2) all compensating interest paid by the Servicers with respect to such Mortgage Loans with respect to the related prepayment period, (3) the portion of any purchase price or substitution amount paid with respect to such Mortgage Loans during the related prepayment period allocable to interest, and (4) all net liquidation proceeds, Insurance Proceeds and any other recoveries collected with respect to such Mortgage Loans during the related Prepayment Period, to the extent allocable to interest, as reduced by (b) the Percentage of other costs, expenses or liabilities reimbursable to the Master Servicer, any Servicer, the custodians or the Trustee up to the amount of the dollar limitation specified in the Trust Agreement. The Interest Remittance Amount will not include the collection of any prepayment penalty amounts. Distributions of any prepayment penalty amounts will be made to the holder of the Class P Certificate.


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

INTEREST PAYMENT PRIORITIES:

On each Distribution Date, the Interest Remittance Amount for such date will be distributed as follows:

     A) the Interest Remittance Amount will be distributed in the following order of priority:
           (i.) to the Class A Certificates, Current Interest for such class and any Carryforward Interest for such class for such Distribution Date;

     B) Any such Interest Remittance Amount remaining after the application pursuant to clause (A) above will be distributed in the following order of priority (4):
           (i.) to pay Current Interest and Carryforward Interest to Class M1, Class M2 and Class M3 Certificates, sequentially and in that order;
           (ii.) to the Trustee and the Master Servicer, previously unreimbursed extraordinary costs, liabilities and expenses to the extent provided in the Trust Agreement;
           (iii.) to the Class A Certificates, any Basis Risk Shortfall and
                  Unpaid Basis Risk Shortfall amounts, to the extent not covered by the Senior Interest Rate Cap(1) (3);
           (iv.) to pay sequentially to the Class M1, Class M2 and Class M3 Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the extent not covered by their respective Interest Rate Caps(2) (3);
           (v.) to pay sequentially to Class M1, Class M2 and Class M3 Certificates any Deferred Amounts;
           (vi.) to pay remaining amounts to the holder of the Class X and Class R Certificates(1)(2).

     Note:
     -----
     (1) Any amounts received off the Senior Interest Rate Cap will be allocated sequentially under steps (iii) and (vi), in that order of priority, under Interest Payment priority step (B).
     (2) Any amounts received off the respective Interest Rate Caps purchased for the Subordinate Certificates will be allocated sequentially under steps
     (iv) and (vi), in that order of priority, under Interest Payment priority step (B).
     (3) Amounts available to pay Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts on any Distribution Date will be limited to the amount, if any, that would be otherwise distributable to the Class X Certificates for such Distribution Date.
     (4) Prepayment penalties will not be available for distribution to the holders of the LIBOR Certificates.

CURRENT AND CARRY FORWARD INTEREST:
-----------------------------------

o "Current Interest" for any Class of Offered Certificates for any Distribution Date will be the aggregate amount of interest accrued at the applicable Interest Rate during the related Accrual Period on the Class Principal Amount of that Class.

o "Carryforward Interest" for each Class of Offered Certificates for any Distribution Date will be the sum of (1) the amount, if any, by which (x) the sum of (A) Current Interest for such Class for the immediately preceding Distribution Date and (B) any unpaid Carryforward Interest from previous Distribution Dates exceeds (y) the amount distributed in respect of interest on such Class on such immediately preceding Distribution Date, and (2) interest on such amount for the related Accrual Period at the applicable Interest Rate.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

SENIOR INTEREST RATE CAP:
-------------------------

o The Cap Agreement related to the Class A Certificates (the "Senior Cap Agreement") will be purchased by the Trust to (i) protect the Senior Certificates against interest rate risk from upward movement in 1 Month LIBOR and (ii) diminish basis risk associated with respect to the mismatch between the weighted average net coupon of the Mortgage Loans during their fixed interest rate period and the index on the LIBOR Certificates.

o The Senior Cap Agreement is not subordinated to losses. The Senior Cap Agreement will have a variable strike rate and a variable notional balance. It will contribute cash in the event one-month LIBOR rises above the strike rate, subject to a cap of 8.65%.

o The notional balance of the Senior Cap Agreement will amortize according to its schedule, which will be cast based on the balance of the Offered Certificates outstanding at a prepayment assumption of 10% CPR. The table below is an approximation of the schedule for the cap the Trust intends to purchase.

o On each Distribution Date, the cap provider will make payments equal to the product of (a) the Senior Cap Agreement notional balance for that month,
     (b) the lesser of (i) the excess of 8.65% over the strike rate and (ii) the excess, if any, of 1 Month LIBOR for such determination date over the strike rate, and (c) the actual number of days in the corresponding Accrual Period for the transaction divided by 360.

-------------------------------------------------------------------------------------------------------------------------
                 STRIKE       NOTIONAL                   STRIKE       NOTIONAL                   STRIKE        NOTIONAL
     MONTH        RATE         BALANCE        MONTH       RATE         BALANCE        MONTH       RATE          BALANCE
-------------------------------------------------------------------------------------------------------------------------
       1          5.99%      279,708,000        20        4.75%      232,254,042        39        4.75%       192,184,219
-------------------------------------------------------------------------------------------------------------------------
       2          4.75%      277,006,141        21        5.30%      229,971,805        40        4.92%       190,257,371
-------------------------------------------------------------------------------------------------------------------------
       3          4.75%      274,327,478        22        4.75%      227,709,797        41        4.75%       188,347,624
-------------------------------------------------------------------------------------------------------------------------
       4          4.92%      271,672,531        23        4.92%      225,467,841        42        4.92%       186,454,829
-------------------------------------------------------------------------------------------------------------------------
       5          4.75%      269,041,091        24        4.75%      223,245,760        43        4.75%       184,578,837
-------------------------------------------------------------------------------------------------------------------------
       6          4.92%      266,432,952        25        4.92%      221,043,379        44        4.75%       182,719,499
-------------------------------------------------------------------------------------------------------------------------
       7          4.75%      263,847,908        26        4.75%      218,860,525        45        5.10%       180,876,669
-------------------------------------------------------------------------------------------------------------------------
       8          4.75%      261,285,758        27        4.75%      216,697,026        46        4.75%       179,050,201
-------------------------------------------------------------------------------------------------------------------------
       9          5.30%      258,746,299        28        4.92%      214,552,712        47        4.92%       177,239,952
-------------------------------------------------------------------------------------------------------------------------
      10          4.75%      256,229,331        29        4.75%      212,427,414        48        4.75%       175,445,779
-------------------------------------------------------------------------------------------------------------------------
      11          4.92%      253,734,658        30        4.92%      210,320,965        49        4.92%       173,667,539
-------------------------------------------------------------------------------------------------------------------------
      12          4.75%      251,262,083        31        4.75%      208,233,198        50        4.75%       171,905,094
-------------------------------------------------------------------------------------------------------------------------
      13          4.92%      248,811,411        32        4.75%      206,163,950        51        4.75%       170,158,304
-------------------------------------------------------------------------------------------------------------------------
      14          4.75%      246,382,451        33        5.30%      204,113,057        52        4.92%       168,427,030
-------------------------------------------------------------------------------------------------------------------------
      15          4.75%      243,975,010        34        4.75%      202,080,359        53        4.75%       166,711,137
-------------------------------------------------------------------------------------------------------------------------
      16          4.92%      241,588,901        35        4.92%      200,065,694        54        4.92%       165,010,489
-------------------------------------------------------------------------------------------------------------------------
      17          4.75%      239,223,934        36        4.75%      198,068,904        55        4.75%       163,324,951
-------------------------------------------------------------------------------------------------------------------------
      18          4.92%      236,879,925        37        4.92%      196,089,832        56        4.96%       161,654,391
-------------------------------------------------------------------------------------------------------------------------
      19          4.75%      234,556,689        38        4.75%      194,128,322        57        7.75%       160,001,517
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

NET FUNDS CAP:
--------------

o The "Net Funds Cap" with respect to each Distribution Date will be an annual rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the Optimal Interest Remittance Amount (as defined below) for such date and (2) 12, and the denominator of which is the Pool Balance (as defined below) for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the Accrual Period related to such Distribution Date.

o The "Optimal Interest Remittance Amount" with respect to each Distribution Date will be equal to the product of (A)(x) the weighted average of the Net Mortgage Rates of the Mortgage Loans as of the first day of the related Collection Period divided by (y) 12 and (B) the Pool Balance for the immediately preceding Distribution Date.

o The "Net Mortgage Rate" with respect to any Mortgage Loan will be the Mortgage Rate thereof reduced by the sum of the Servicing Fee Rate, the Trustee Fee Rate and the Mortgage Insurance Fee Rate, in the case of an Insured Mortgage Loan. The "Aggregate Expense Rate" for any Mortgage Loan equals the sum of the Servicing Fee Rate and the Trustee Fee Rate.

o The "Mortgage Rate" for any Mortgage Loan is its applicable interest rate as determined in the related mortgage note as reduced by any application of the Service members Civil Relief Act.

o The "Pool Balance" as of any date of determination will be equal to the aggregate of the scheduled principal balances of the Mortgage Loans as of such date.

BASIS RISK SHORTFALL:
---------------------

o With respect to each Distribution Date, to the extent that (a) the amount of interest payable to a Class, as calculated without regard to the applicable Net Funds Cap, exceeds (b) the amount calculated at the stated rate (such excess, a "Basis Risk Shortfall"), that Class will be entitled to the amount of such Basis Risk Shortfall or Unpaid Basis Risk Shortfall, plus interest thereon at the applicable Interest Rate, before the Class X and Class R Certificates are entitled to any distributions.

o The "Unpaid Basis Risk Shortfall" for any Class of Certificates on any Distribution Date will be the aggregate of all Basis Risk Shortfalls for such Class for all previous Distribution Dates, together with interest thereon at the applicable Interest Rate, less all payments made with respect to such Class in respect of such Basis Risk Shortfalls on or prior to such Distribution Date.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

LOSSES:
-------

o The losses that are not covered by mortgage insurance are allocated in the following order: excess spread, the Class M3, Class M2 and Class M1 Certificates in reverse order of rank.

o The allocation of losses to a class will result in a writedown of its principal amount and is referred to as an "Applied Loss Amount". The balance of the Class A Certificates will not be reduced by allocation of Applied Loss Amounts.

DEFERRED AMOUNT & SUBSEQUENT RECOVERIES:
----------------------------------------

o With respect to each Distribution Date, the "Deferred Amount" for each Class of Subordinate Certificates will be equal to the amount by which (x) the aggregate of Applied Loss Amounts previously applied in reduction of the Class Principal Amount thereof exceeds (y) the sum of (i) the aggregate of amounts previously distributed in reimbursement thereof and (ii) the amount by which the Principal Amount of such class has been increased due to Subsequent Recoveries.

o A "Subsequent Recovery" is an amount recovered with respect to a Mortgage Loan after it has been liquidated and the loss has been passed through to the Trust. Subsequent Recoveries will increase the principal amount of classes which have been allocated an applied loss amount, in order of seniority, by an amount equal to the lesser of (i) the outstanding Deferred Amount for such class and (ii) the amount of Subsequent Recoveries available after application to more senior classes. Funds related to Subsequent Recoveries will be included in the remittance amount for the related Distribution Date.

10% OPTIONAL REDEMPTION CALL:
-----------------------------

o The transaction can be called by the Master Servicer, Aurora Loan Services (an affiliate of Lehman Brothers), on any Distribution Date following the month in which the collateral balance of the Mortgage Loans is reduced to less than 10% of the Cut-off Date collateral balance.

o If the optional redemption is not exercised on the first Distribution Date on which it is able to be exercised, beginning with the next succeeding Distribution Date, the spread on the Senior Certificates will increase to 2 times their initial spread, and the spreads on the Subordinate Certificates will increase by 50 basis points.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

CLASS A AVAILABLE FUNDS CAP(1)(2)(3):
-------------------------------------

-------------------------------------------------------------------------------------------------------------------
                      CLASS A                     CLASS A                    CLASS A                       CLASS A
                     AVAILABLE                   AVAILABLE                  AVAILABLE                     AVAILABLE
   DISTRIBUTION        FUNDS      DISTRIBUTION     FUNDS     DISTRIBUTION     FUNDS      DISTRIBUTION       FUNDS
      PERIOD          CAP (%)        PERIOD       CAP (%)       PERIOD       CAP (%)        PERIOD         CAP (%)
-------------------------------------------------------------------------------------------------------------------
          1             9.04%          25          10.93%         49          13.34%          73            10.91%
          2             9.11%          26          11.12%         50          13.66%          74            10.55%
          3             9.18%          27          11.22%         51          13.78%          75            10.55%
          4             9.24%          28          11.24%         52          13.69%          76            10.91%
          5             9.31%          29          11.45%         53          14.03%          77            10.55%
          6             9.37%          30          11.46%         54          13.93%          78            10.91%
          7             9.45%          31          11.68%         55          14.28%          79            10.55%
          8             9.53%          32          11.80%         56          14.11%          80            10.55%
          9             9.52%          33          11.52%         57          10.25%          81            11.68%
         10             9.67%          34          12.06%         58           7.31%          82            10.55%
         11             9.72%          35          12.05%         59           9.50%          83            10.91%
         12             9.83%          36          12.32%         60           9.94%          84            10.55%
         13             9.87%          37          12.31%         61          10.80%          85            10.91%
         14             9.99%          38          12.39%         62          10.45%          86            10.55%
         15            10.07%          39          12.43%         63          10.46%          87            10.55%
         16            10.11%          40          12.38%         64          10.81%          88            10.91%
         17            10.25%          41          12.64%         65          10.49%          89            10.55%
         18            10.28%          42          12.59%         66          10.84%          90            10.91%
         19            10.42%          43          12.86%         67          10.49%          91            10.55%
         20            10.52%          44          12.97%         68          10.49%          92            10.55%
         21            10.39%          45          12.72%         69          11.62%          93            11.28%
         22            10.71%          46          13.19%         70          10.50%          94            10.55%
         23            10.73%          47          13.12%         71          10.86%          95            10.91%
         24            10.91%          48          13.42%         72          10.55%          96            10.55%
-------------------------------------------------------------------------------------------------------------------

(1) ASSUMES NO LOSSES, 10% CLEANUP CALL, 25% CPR, 6-MONTH LIBOR,1-YEAR LIBOR, 1-YEAR CMT AND 1-MONTH LIBOR EQUAL 20%, AND 6/30/04 SETTLEMENT DATE.

(2) THE OFFERED CERTIFICATES WILL HAVE THE BENEFIT OF AN INTEREST RATE CAP AGREEMENT, AS DESCRIBED ON PAGE 13, WHICH IS INTENDED TO MITIGATE THE BASIS RISK THAT COULD RESULT FROM THE DIFFERENCE BETWEEN THE INTEREST RATE ON THE ASSOCIATED CERTIFICATE AND THE NET FUNDS CAP. THE INTENDED PURPOSE OF THE INTEREST RATE CAP AGREEMENT IS TO UNCAP THE OFFERED CERTIFICATES TO APPROXIMATELY 9.00% WHEN THE CERTIFICATES' AMORTIZING BALANCE IS LESS THAN THE NOTIONAL BALANCE OF THE ASSOCIATED CAP CONTRACT. THE NOTIONAL BALANCE OF THE CAP AGREEMENT WAS DETERMINED BY AMORTIZING THE OFFERED CERTIFICATES AT 10% CPR. THE HIGH STRIKE ON THE CAP AGREEMENT OF 8.65% WAS DETERMINED BY SUBTRACTING 0.35% (I.E., THE MARGIN ON THE OFFERED CERTIFICATES)
     FROM 9.00%.

(3) THIS CAP RATE IS AN ANNUAL RATE EQUAL TO (A) A FRACTION, EXPRESSED AS A PERCENTAGE, THE NUMERATOR OF WHICH IS THE PRODUCT OF (1) THE INTEREST PAID ON SUCH DISTRIBUTION DATE TO THE CLASS A CERTIFICATES AND (2) 12, AND THE DENOMINATOR OF WHICH IS THE BEGINNING CLASS A CERTIFICATE BALANCE FOR SUCH DISTRIBUTION DATE, MULTIPLIED BY (B) A FRACTION, THE NUMERATOR OF WHICH IS 30 AND THE DENOMINATOR OF WHICH IS THE ACTUAL NUMBER OF DAYS IN THE ACCRUAL PERIOD RELATED TO SUCH DISTRIBUTION DATE.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

------------------------------------------------------------------------------------------------------------------------------
                                                      CLASS A TO CALL
------------------------------------------------------------------------------------------------------------------------------
                10%                20%                25%                30%                40%                50%
                CPR                CPR                CPR                CPR                CPR                CPR
   PRICE         DM    Duration     DM    Duration     DM    Duration     DM    Duration     DM    Duration     DM    Duration
------------------------------------------------------------------------------------------------------------------------------

    99-22        40      5.80       44      3.36       47      2.71       49       2.23      55      1.58       62      1.15
    99-24        39                 42                 44                 46                 51                 57
    99-26        38                 41                 42                 43                 47                 51
    99-28        37                 39                 40                 41                 43                 46
    99-30        36                 37                 37                 38                 39                 40
   100-00        35      5.81       35      3.37       35      2.71       35       2.24      35      1.58       35      1.15
   100-02        34                 33                 33                 32                 31                 30
   100-04        33                 31                 30                 29                 27                 24
   100-06        32                 29                 28                 27                 23                 19
   100-08        31                 28                 26                 24                 19                 13
   100-10        30      5.83       26      3.38       23      2.72       21       2.24      15      1.59        8      1.15

Average Life             7.52               3.81               2.97                2.39              1.65               1.18
 First Pay             07/2004            07/2004            07/2004             07/2004           07/2004            07/2004
 Last Pay              06/2023            09/2014            06/2012             12/2010           01/2009            11/2007
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

------------------------------------------------------------------------------------------------------------------------------
                                                     CLASS A TO MATURITY
------------------------------------------------------------------------------------------------------------------------------
                10%                20%                25%                30%                40%                50%
                CPR                CPR                CPR                CPR                CPR                CPR
   PRICE         DM    Duration     DM    Duration     DM    Duration     DM    Duration     DM    Duration     DM    Duration
------------------------------------------------------------------------------------------------------------------------------

    99-22        41      5.93       46      3.57       48      2.91       50      2.41       56      1.72       63      1.25
    99-24        40                 44                 46                 48                 52                 58
    99-26        39                 42                 44                 45                 49                 53
    99-28        38                 40                 41                 42                 45                 48
    99-30        37                 38                 39                 40                 41                 43
   100-00        36      5.95       37      3.59       37      2.92       37      2.42       38      1.73       38      1.26
   100-02        35                 35                 35                 35                 34                 33
   100-04        33                 33                 33                 32                 30                 28
   100-06        32                 31                 30                 29                 27                 23
   100-08        31                 30                 28                 27                 23                 18
   100-10        30      5.97       28      3.60       26      2.93       24      2.43       19      1.73       13      1.26

Average Life             7.92               4.16               3.27               2.64               1.82               1.30
 First Pay             07/2004            07/2004            07/2004            07/2004            07/2004            07/2004
 Last Pay              06/2034            06/2034            06/2034            06/2034            03/2034            09/2030
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

COLLATERAL SUMMARY:
-------------------

-------------------------------------------------------------------------
                                                     5 YEAR HYBRID ARMS
                                                       AGGREGATE POOL
                                                       --------------

TOTAL NUMBER OF LOANS                                               1,140
TOTAL OUTSTANDING LOAN BALANCE                            $300,371,593.89
AVERAGE LOAN PRINCIPAL BALANCE                                $263,483.85
RANGE OF LOAN PRINCIPAL BALANCES                     $41,600 - $1,620,000
WEIGHTED AVERAGE COUPON                                            5.579%
RANGE OF COUPONS                                          4.000% - 8.750%
WEIGHTED AVERAGE SPREAD                                            2.703%
RANGE OF SPREADS                                          2.250% - 5.000%
NON-ZERO WEIGHTED AVERAGE INITIAL PERIODIC CAP                     5.487%
RANGE OF INITIAL PERIODIC CAPS                            2.000% - 6.000%
NON-ZERO WEIGHTED AVERAGE PERIODIC CAP                             1.688%
RANGE OF PERIODIC CAPS                                    1.000% - 2.000%
WEIGHTED AVERAGE MAXIMUM RATE                                     11.169%
WEIGHTED AVERAGE FLOOR                                             2.703%
WEIGHTED AVERAGE ORIGINAL TERM (MO.)                                359.7
WEIGHTED AVERAGE REMAINING TERM (MO.)                               357.6
RANGE OF REMAINING TERMS (MO.)                              120.0 - 360.0
WEIGHTED AVERAGE MONTHS TO ROLL (MO.)                                  58
RANGE OF MONTHS TO ROLL (MO.)                                       51-60
WEIGHTED AVERAGE ORIGINAL LTV                                      74.80%
RANGE OF ORIGINAL LTVS                                    13.36% - 95.00%
NON-ZERO WEIGHTED AVERAGE FICO                                        685
RANGE OF FICOS                                                  411 - 792
-------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

COLLATERAL SUMMARY:
-------------------

--------------------------------------------------------------------------
                                                       5 YEAR HYBRID ARMS
                                                         AGGREGATE POOL
                                                         --------------
LIEN POSITION
First                                                              100.00%

GEOGRAPHIC DISTRIBUTION
(Other states account individually for less                    CA - 54.54%
than 5% of the Cut-off Date principal balance)                  WA - 8.99%
                                                                AZ - 5.65%
OCCUPANCY STATUS
Primary Home                                                        76.14%
Investment                                                          20.73%
Second Home                                                          3.12%

DELINQUENCY STATISTICS
Current                                                             98.72%
One Payment Delinquent                                               1.28%

LOANS WITH PREPAYMENT PENALTIES
Total Number of Loans                                                  105
Total Principal Balance                                     $35,130,024.04
% of Principal Balance                                              11.70%
Weighted Average Coupon                                             5.658%

LOANS WITHOUT PREPAYMENT PENALTIES
Total Number of Loans                                                1,035
Total Principal Balance                                    $265,241,569.85
% of Principal Balance                                              88.30%
Weighted Average Coupon                                             5.568%
-------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

FORWARD CURVES USED FOR THE DISCOUNT MARGIN TABLES

   -------------------------------------------------------------
                       ONE
   DISTRIBUTION       MONTH     6 MONTH      1 YEAR       1 YEAR
      PERIOD          LIBOR      LIBOR         CMT         LIBOR
   -------------------------------------------------------------
              1       1.28%       1.85%       2.10%        2.38%
              2       1.55%       2.04%       2.25%        2.53%
              3       1.74%       2.21%       2.39%        2.69%
              4       1.91%       2.38%       2.52%        2.84%
              5       2.14%       2.55%       2.66%        2.99%
              6       2.34%       2.72%       2.78%        3.14%
              7       2.52%       2.89%       2.91%        3.27%
              8       2.56%       3.03%       3.02%        3.41%
              9       2.73%       3.18%       3.14%        3.54%
             10       2.93%       3.31%       3.25%        3.67%
             11       3.15%       3.44%       3.35%        3.79%
             12       3.36%       3.56%       3.45%        3.90%
             13       3.32%       3.66%       3.55%        3.99%
             14       3.44%       3.79%       3.64%        4.09%
             15       3.56%       3.92%       3.73%        4.19%
             16       3.69%       4.04%       3.81%        4.27%
             17       3.82%       4.15%       3.89%        4.35%
             18       3.95%       4.25%       3.97%        4.43%
             19       4.13%       4.34%       4.04%        4.49%
             20       4.16%       4.40%       4.10%        4.54%
             21       4.26%       4.46%       4.17%        4.60%
             22       4.34%       4.52%       4.23%        4.65%
             23       4.42%       4.57%       4.28%        4.69%
             24       4.49%       4.61%       4.34%        4.73%
             25       4.48%       4.65%       4.39%        4.77%
             26       4.54%       4.69%       4.43%        4.82%
             27       4.59%       4.74%       4.47%        4.86%
             28       4.63%       4.78%       4.51%        4.90%
             29       4.67%       4.82%       4.55%        4.95%
             30       4.71%       4.86%       4.58%        4.99%
             31       4.75%       4.90%       4.62%        5.03%
             32       4.79%       4.95%       4.65%        5.07%
             33       4.83%       4.99%       4.68%        5.11%
             34       4.88%       5.03%       4.70%        5.15%
             35       4.92%       5.07%       4.73%        5.19%
             36       4.96%       5.12%       4.76%        5.23%
             37       5.00%       5.16%       4.79%        5.26%
             38       5.04%       5.20%       4.81%        5.30%
             39       5.09%       5.24%       4.84%        5.33%
             40       5.13%       5.27%       4.87%        5.36%
             41       5.16%       5.31%       4.89%        5.39%
             42       5.20%       5.34%       4.92%        5.43%
             43       5.23%       5.37%       4.95%        5.46%
             44       5.27%       5.39%       4.98%        5.49%
             45       5.30%       5.42%       5.01%        5.52%
             46       5.32%       5.45%       5.03%        5.55%
             47       5.35%       5.49%       5.06%        5.57%
             48       5.37%       5.52%       5.09%        5.60%
             49       5.40%       5.55%       5.12%        5.63%
             50       5.44%       5.58%       5.15%        5.65%
             51       5.48%       5.61%       5.18%        5.67%
             52       5.51%       5.64%       5.21%        5.70%
   -------------------------------------------------------------

   -------------------------------------------------------------
                       ONE
   DISTRIBUTION       MONTH      6 MONTH     1 YEAR       1 YEAR
      PERIOD          LIBOR       LIBOR        CMT         LIBOR
   -------------------------------------------------------------
             53       5.54%       5.66%       5.24%        5.72%
             54       5.57%       5.68%       5.27%        5.74%
             55       5.59%       5.70%       5.30%        5.76%
             56       5.61%       5.72%       5.33%        5.78%
             57       5.63%       5.74%       5.36%        5.80%
             58       5.65%       5.76%       5.39%        5.82%
             59       5.66%       5.78%       5.42%        5.84%
             60       5.67%       5.80%       5.45%        5.86%
             61       5.69%       5.82%       5.48%        5.89%
             62       5.72%       5.85%       5.51%        5.91%
             63       5.74%       5.87%       5.54%        5.93%
             64       5.77%       5.89%       5.57%        5.95%
             65       5.79%       5.91%       5.60%        5.96%
             66       5.81%       5.93%       5.63%        5.98%
             67       5.83%       5.95%       5.66%        6.00%
             68       5.85%       5.97%       5.69%        6.01%
             69       5.87%       5.99%       5.72%        6.03%
             70       5.89%       6.00%       5.75%        6.04%
             71       5.91%       6.02%       5.78%        6.05%
             72       5.92%       6.03%       5.81%        6.06%
             73       5.94%       6.04%       5.84%        6.07%
             74       5.95%       6.06%       5.87%        6.08%
             75       5.97%       6.07%       5.90%        6.09%
             76       5.98%       6.08%       5.93%        6.10%
             77       5.99%       6.08%       5.95%        6.11%
             78       6.00%       6.09%       5.98%        6.11%
             79       6.01%       6.10%       6.00%        6.12%
             80       6.01%       6.10%       6.03%        6.13%
             81       6.02%       6.11%       6.06%        6.15%
             82       6.02%       6.12%       6.08%        6.16%
             83       6.03%       6.13%       6.10%        6.17%
             84       6.03%       6.14%       6.13%        6.18%
             85       6.04%       6.15%       6.15%        6.19%
             86       6.06%       6.17%       6.17%        6.21%
             87       6.07%       6.18%       6.19%        6.22%
             88       6.08%       6.20%       6.22%        6.23%
             89       6.10%       6.21%       6.24%        6.25%
             90       6.11%       6.22%       6.26%        6.26%
             91       6.13%       6.24%       6.28%        6.27%
             92       6.14%       6.25%       6.30%        6.28%
             93       6.15%       6.26%       6.32%        6.29%
             94       6.16%       6.27%       6.34%        6.30%
             95       6.17%       6.28%       6.36%        6.31%
             96       6.19%       6.29%       6.37%        6.32%
             97       6.20%       6.30%       6.39%        6.33%
             98       6.21%       6.31%       6.41%        6.34%
             99       6.22%       6.32%       6.43%        6.35%
            100       6.23%       6.33%       6.44%        6.36%
            101       6.24%       6.34%       6.46%        6.36%
            102       6.25%       6.35%       6.47%        6.37%
            103       6.26%       6.36%       6.49%        6.38%
            104       6.26%       6.37%       6.50%        6.39%
            105       6.27%       6.37%       6.52%        6.39%
            106       6.28%       6.38%       6.53%        6.40%
            107       6.29%       6.39%       6.55%        6.40%
            108       6.30%       6.39%       6.56%        6.41%
   -------------------------------------------------------------

   -------------------------------------------------------------
                       ONE
   DISTRIBUTION       MONTH      6 MONTH     1 YEAR       1 YEAR
      PERIOD          LIBOR       LIBOR        CMT         LIBOR
   -------------------------------------------------------------
        109           6.30%       6.40%       6.57%        6.41%
        110           6.31%       6.41%       6.59%        6.42%
        111           6.32%       6.41%       6.60%        6.42%
        112           6.32%       6.42%       6.61%        6.43%
        113           6.33%       6.42%       6.62%        6.44%
        114           6.33%       6.43%       6.63%        6.44%
        115           6.33%       6.43%       6.65%        6.45%
        116           6.34%       6.43%       6.66%        6.45%
        117           6.34%       6.44%       6.67%        6.46%
        118           6.35%       6.44%       6.68%        6.47%
        119           6.35%       6.45%       6.69%        6.48%
        120           6.35%       6.46%       6.70%        6.48%
        121           6.36%       6.47%       6.70%        6.49%
        122           6.37%       6.48%       6.71%        6.50%
        123           6.38%       6.48%       6.72%        6.51%
        124           6.39%       6.49%       6.73%        6.51%
        125           6.39%       6.50%       6.74%        6.52%
        126           6.40%       6.51%       6.74%        6.53%
        127           6.41%       6.52%       6.75%        6.53%
        128           6.42%       6.52%       6.76%        6.54%
        129           6.43%       6.53%       6.76%        6.54%
        130           6.43%       6.53%       6.77%        6.55%
        131           6.44%       6.54%       6.78%        6.55%
        132           6.44%       6.55%       6.78%        6.56%
        133           6.45%       6.55%       6.79%        6.56%
        134           6.46%       6.55%       6.79%        6.56%
        135           6.46%       6.56%       6.80%        6.57%
        136           6.47%       6.56%       6.80%        6.57%
        137           6.47%       6.57%       6.80%        6.58%
        138           6.47%       6.57%       6.81%        6.58%
        139           6.48%       6.57%       6.81%        6.59%
        140           6.48%       6.57%       6.81%        6.60%
        141           6.48%       6.58%       6.82%        6.60%
        142           6.49%       6.59%       6.82%        6.61%
        143           6.49%       6.59%       6.82%        6.62%
        144           6.49%       6.60%       6.82%        6.63%
        145           6.50%       6.61%       6.82%        6.64%
        146           6.51%       6.62%       6.83%        6.64%
        147           6.52%       6.63%       6.83%        6.65%
        148           6.53%       6.64%       6.83%        6.66%
        149           6.54%       6.65%       6.83%        6.66%
        150           6.55%       6.65%       6.83%        6.67%
        151           6.55%       6.66%       6.83%        6.67%
        152           6.56%       6.67%       6.83%        6.68%
        153           6.57%       6.67%       6.83%        6.68%
        154           6.57%       6.68%       6.83%        6.68%
        155           6.58%       6.68%       6.83%        6.69%
        156           6.58%       6.68%       6.82%        6.69%
        157           6.59%       6.69%       6.82%        6.69%
        158           6.59%       6.69%       6.82%        6.69%
        159           6.60%       6.69%       6.82%        6.69%
        160           6.60%       6.69%       6.82%        6.69%
        161           6.60%       6.69%       6.81%        6.69%
        162           6.60%       6.69%       6.81%        6.69%
        163           6.60%       6.69%       6.81%        6.68%
        164           6.60%       6.69%       6.80%        6.68%
   -------------------------------------------------------------

   -------------------------------------------------------------
                       ONE
   DISTRIBUTION       MONTH      6 MONTH     1 YEAR       1 YEAR
      PERIOD          LIBOR       LIBOR        CMT         LIBOR
   -------------------------------------------------------------
        165           6.60%       6.69%       6.80%        6.68%
        166           6.60%       6.69%       6.80%        6.67%
        167           6.60%       6.68%       6.79%        6.67%
        168           6.60%       6.68%       6.79%        6.66%
        169           6.59%       6.67%       6.78%        6.65%
        170           6.59%       6.67%       6.78%        6.65%
        171           6.59%       6.66%       6.77%        6.64%
        172           6.58%       6.66%       6.77%        6.63%
        173           6.58%       6.65%       6.76%        6.63%
        174           6.57%       6.64%       6.76%        6.62%
        175           6.56%       6.63%       6.75%        6.62%
        176           6.56%       6.62%       6.74%        6.61%
        177           6.55%       6.62%       6.74%        6.61%
        178           6.54%       6.61%       6.73%        6.61%
        179           6.53%       6.61%       6.72%        6.61%
        180           6.52%       6.61%       6.72%        6.60%
        181           6.51%       6.60%       6.71%        6.60%
        182           6.51%       6.60%       6.70%        6.60%
        183           6.52%       6.60%       6.69%        6.60%
        184           6.52%       6.60%       6.69%        6.60%
        185           6.52%       6.60%       6.68%        6.60%
        186           6.52%       6.60%       6.67%        6.60%
        187           6.51%       6.60%       6.66%        6.60%
        188           6.51%       6.60%       6.65%        6.60%
        189           6.51%       6.60%       6.64%        6.59%
        190           6.51%       6.60%       6.63%        6.59%
        191           6.51%       6.60%       6.62%        6.59%
        192           6.51%       6.59%       6.61%        6.59%
        193           6.51%       6.59%       6.60%        6.58%
        194           6.51%       6.59%       6.59%        6.58%
        195           6.50%       6.59%       6.58%        6.58%
        196           6.50%       6.58%       6.57%        6.57%
        197           6.50%       6.58%       6.56%        6.57%
        198           6.50%       6.58%       6.55%        6.57%
        199           6.49%       6.57%       6.54%        6.56%
        200           6.49%       6.57%       6.53%        6.56%
        201           6.49%       6.57%       6.51%        6.55%
        202           6.48%       6.56%       6.50%        6.55%
        203           6.48%       6.56%       6.49%        6.54%
        204           6.48%       6.55%       6.48%        6.54%
        205           6.47%       6.55%       6.47%        6.53%
        206           6.47%       6.55%       6.45%        6.53%
        207           6.47%       6.54%       6.44%        6.52%
        208           6.46%       6.53%       6.43%        6.52%
        209           6.46%       6.53%       6.41%        6.51%
        210           6.45%       6.52%       6.40%        6.51%
        211           6.45%       6.52%       6.39%        6.50%
        212           6.44%       6.51%       6.37%        6.49%
        213           6.43%       6.51%       6.36%        6.49%
        214           6.43%       6.50%       6.34%        6.48%
        215           6.42%       6.49%       6.33%        6.47%
        216           6.42%       6.49%       6.31%        6.46%
        217           6.41%       6.48%       6.30%        6.46%
        218           6.40%       6.47%       6.28%        6.45%
        219           6.40%       6.46%       6.27%        6.44%
        220           6.39%       6.46%       6.25%        6.43%
   -------------------------------------------------------------

   -------------------------------------------------------------
                       ONE
   DISTRIBUTION       MONTH      6 MONTH     1 YEAR       1 YEAR
      PERIOD          LIBOR       LIBOR        CMT         LIBOR
   -------------------------------------------------------------
        221           6.38%       6.45%       6.24%        6.42%
        222           6.38%       6.44%       6.22%        6.42%
        223           6.37%       6.43%       6.20%        6.41%
        224           6.36%       6.42%       6.19%        6.40%
        225           6.35%       6.42%       6.17%        6.39%
        226           6.34%       6.41%       6.16%        6.38%
        227           6.34%       6.40%       6.14%        6.37%
        228           6.33%       6.39%       6.12%        6.36%
        229           6.32%       6.38%       6.10%        6.35%
        230           6.31%       6.37%       6.09%        6.34%
        231           6.30%       6.36%       6.07%        6.33%
        232           6.29%       6.35%       6.05%        6.32%
        233           6.28%       6.34%       6.03%        6.31%
        234           6.27%       6.33%       6.02%        6.29%
        235           6.26%       6.32%       6.00%        6.28%
        236           6.25%       6.31%       5.98%        6.27%
        237           6.24%       6.29%       5.96%        6.26%
        238           6.23%       6.28%       5.94%        6.25%
        239           6.22%       6.27%       5.92%        6.23%
        240           6.21%       6.26%       5.91%        6.22%
        241           6.20%       6.25%       5.89%        6.21%
        242           6.18%       6.23%       5.87%        6.20%
        243           6.17%       6.22%       5.85%        6.19%
        244           6.16%       6.21%       5.83%        6.18%
        245           6.15%       6.20%       5.81%        6.17%
        246           6.14%       6.19%       5.79%        6.15%
        247           6.12%       6.17%       5.77%        6.14%
        248           6.11%       6.16%       5.75%        6.13%
        249           6.10%       6.15%       5.73%        6.12%
        250           6.09%       6.14%       5.71%        6.12%
        251           6.08%       6.13%       5.69%        6.11%
        252           6.07%       6.12%       5.67%        6.10%
        253           6.06%       6.11%       5.65%        6.09%
        254           6.05%       6.10%       5.63%        6.08%
        255           6.04%       6.10%       5.60%        6.07%
        256           6.03%       6.09%       5.58%        6.07%
        257           6.02%       6.08%       5.56%        6.06%
        258           6.01%       6.07%       5.54%        6.05%
        259           6.01%       6.06%       5.52%        6.04%
        260           6.00%       6.06%       5.50%        6.04%
        261           5.99%       6.05%       5.48%        6.03%
        262           5.98%       6.04%       5.45%        6.03%
        263           5.98%       6.04%       5.43%        6.02%
        264           5.97%       6.03%       5.41%        6.01%
        265           5.96%       6.02%       5.39%        6.01%
        266           5.96%       6.02%       5.36%        6.00%
        267           5.95%       6.01%       5.34%        6.00%
        268           5.95%       6.01%       5.32%        6.00%
        269           5.94%       6.00%       5.30%        5.99%
        270           5.94%       6.00%       5.27%        5.99%
        271           5.93%       5.99%       5.25%        5.98%
        272           5.93%       5.99%       5.23%        5.98%
        273           5.92%       5.99%       5.20%        5.98%
        274           5.92%       5.98%       5.18%        5.98%
        275           5.91%       5.98%       5.16%        5.97%
        276           5.91%       5.98%       5.13%        5.97%
   -------------------------------------------------------------

   -------------------------------------------------------------
                       ONE
   DISTRIBUTION       MONTH      6 MONTH     1 YEAR       1 YEAR
      PERIOD          LIBOR       LIBOR        CMT         LIBOR
   -------------------------------------------------------------
        277           5.91%       5.97%       5.11%        5.97%
        278           5.90%       5.97%       5.09%        5.97%
        279           5.90%       5.97%       5.06%        5.97%
        280           5.90%       5.97%       5.04%        5.97%
        281           5.90%       5.97%       5.02%        5.97%
        282           5.90%       5.97%       4.99%        5.97%
        283           5.89%       5.97%       4.97%        5.97%
        284           5.89%       5.97%       4.94%        5.97%
        285           5.89%       5.96%       4.92%        5.97%
        286           5.89%       5.97%       4.90%        5.97%
        287           5.89%       5.97%       4.87%        5.97%
        288           5.89%       5.97%       4.85%        5.97%
        289           5.89%       5.97%       4.82%        5.97%
        290           5.89%       5.97%       4.80%        5.98%
        291           5.89%       5.97%       4.77%        5.98%
        292           5.89%       5.97%       4.75%        5.98%
        293           5.90%       5.97%       4.73%        5.98%
        294           5.90%       5.98%       4.70%        5.98%
        295           5.90%       5.98%       4.68%        5.98%
        296           5.90%       5.98%       4.65%        5.98%
        297           5.90%       5.98%       4.63%        5.98%
        298           5.91%       5.98%       4.61%        5.98%
        299           5.91%       5.98%       4.58%        5.98%
        300           5.91%       5.98%       4.56%        5.98%
        301           5.91%       5.98%       4.54%        5.97%
        302           5.91%       5.98%       4.51%        5.97%
        303           5.91%       5.98%       4.49%        5.97%
        304           5.91%       5.97%       4.47%        5.97%
        305           5.90%       5.97%       4.45%        5.96%
        306           5.90%       5.97%       4.43%        5.96%
        307           5.90%       5.97%       4.41%        5.96%
        308           5.90%       5.96%       4.39%        5.96%
        309           5.90%       5.96%       4.37%        5.96%
        310           5.89%       5.96%       4.35%        5.95%
        311           5.89%       5.96%       4.33%        5.95%
        312           5.89%       5.95%       4.31%        5.95%
        313           5.89%       5.95%       4.29%        5.95%
        314           5.88%       5.95%       4.28%        5.94%
        315           5.88%       5.95%       4.26%        5.94%
        316           5.88%       5.94%       4.24%        5.94%
        317           5.88%       5.94%       4.22%        5.94%
        318           5.87%       5.94%       4.21%        5.93%
        319           5.87%       5.94%       4.19%        5.93%
        320           5.87%       5.94%       4.18%        5.93%
        321           5.87%       5.93%       4.16%        5.93%
        322           5.86%       5.93%       4.15%        5.92%
        323           5.86%       5.93%       4.13%        5.92%
        324           5.86%       5.93%       4.12%        5.92%
        325           5.86%       5.92%       4.10%        5.92%
        326           5.86%       5.92%       4.09%        5.92%
        327           5.85%       5.92%       4.07%        5.91%
        328           5.85%       5.92%       4.06%        5.91%
        329           5.85%       5.91%       4.05%        5.91%
        330           5.85%       5.91%       4.03%        5.91%
        331           5.84%       5.91%       4.02%        5.90%
        332           5.84%       5.91%       4.01%        5.90%
   -------------------------------------------------------------

   -------------------------------------------------------------
                       ONE
   DISTRIBUTION       MONTH      6 MONTH     1 YEAR       1 YEAR
      PERIOD          LIBOR       LIBOR        CMT         LIBOR
   -------------------------------------------------------------
        333           5.84%       5.91%       4.00%        5.90%
        334           5.84%       5.90%       3.99%        5.90%
        335           5.84%       5.90%       3.97%        5.89%
        336           5.83%       5.90%       3.96%        5.89%
        337           5.83%       5.90%       3.95%        5.89%
        338           5.83%       5.89%       3.94%        5.89%
        339           5.83%       5.89%       3.93%        5.89%
        340           5.82%       5.89%       3.92%        5.88%
        341           5.82%       5.89%       3.91%        5.88%
        342           5.82%       5.89%       3.90%        5.88%
        343           5.82%       5.88%       3.89%        5.88%
        344           5.82%       5.88%       3.88%        5.88%
        345           5.81%       5.88%       3.87%        5.87%
        346           5.81%       5.88%       3.87%        5.87%
        347           5.81%       5.87%       3.86%        5.87%
        348           5.81%       5.87%       3.85%        5.87%
        349           5.81%       5.87%       3.84%        5.86%
        350           5.80%       5.87%       3.83%        5.86%
        351           5.80%       5.87%       3.83%        5.86%
        352           5.80%       5.86%       3.82%        5.86%
        353           5.80%       5.86%       3.82%        5.86%
        354           5.79%       5.86%       3.81%        5.86%
        355           5.79%       5.86%       3.81%        5.85%
        356           5.79%       5.86%       3.81%        5.85%
        357           5.79%       5.85%       3.80%        5.85%
        358           5.79%       5.85%       3.80%        5.85%
        359           5.78%       5.85%       3.80%        5.85%
        360           5.78%       5.85%       3.80%        5.85%
        361           5.78%       5.85%       3.80%        5.85%
   -------------------------------------------------------------